Related party disclosures	12 Months Ended
Dec. 31, 2019
Disclosure of related party [text block] [Abstract]
Disclosure of related party [text block]
16.	Related party disclosures

Compensation to key management personnel of the Company:

($000s)	2019	2018
Compensation of directors:
Directors fees	408	342
Stock-based compensation	1,011	707
	1,419	1,049

Compensation of key management personnel:
Salaries and consulting fees	4,892	4,416
Stock-based compensation	3,506	2,971
	8,398	7,387
	9,817	8,436

During 2019, there were no payments to related parties other than compensation paid to key management personnel. During 2018, a private company controlled by an officer was paid $0.2 million for legal services rendered. These transactions were in the normal course of operations and were measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.